Exhibit 10.1

EXECUTION VERSION

LUMENT FINANCE TRUST, INC.
(a Maryland Corporation)

Up to 37,421,825 Shares of Common Stock
Issuable Upon the Exercise of Transferable Rights
to Subscribe for Such Shares of Common Stock

DEALER MANAGER AGREEMENT

January 7, 2022

Wells Fargo Securities, LLC
500 West 33rd Street
New York, New York 10001

JMP Securities LLC

600 Montgomery Street, Suite 1100

San Francisco, California 94111

Ladies and Gentlemen:

Lument Finance Trust, Inc., a Maryland corporation (the “Company”), and OREC Investment Management, LLC, a Delaware limited liability company (the “Manager”), each confirms their respective agreements with and the appointment by the Company of each of Wells Fargo Securities, LLC and JMP Securities LLC to act, severally and not jointly, as dealer managers (each, a “Dealer Manager” and collectively, the “Dealer Managers”) in connection with the distribution by the Company to the holders of record (the “Record Date Holders”) at 5:00 p.m. (New York City time) on January 18, 2022 (the “Record Date”) of shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company, of transferable rights entitling such Record Date Holders and any transferee of rights thereof (collectively, the “Holders”) to subscribe collectively for up to an aggregate of 37,421,825 whole shares (each, a “Share” and collectively, the “Shares”) of Common Stock (the “Rights Offering”). Pursuant to the terms of the Rights Offering, the Company is issuing each Record Date Holder 1.5 transferable rights (each, a “Right” and collectively, the “Rights”) for each share of Common Stock held by such Record Date Holder on the Record Date. The Rights and the Shares together are referred to herein as the “Securities.”

The Rights entitle Holders to acquire during the subscription period (the “Subscription Period”) set forth in the Prospectus (as defined below), at the subscription price (the “Subscription Price”) set forth in the Prospectus, one Share for each Right exercised, on the terms and subject to the conditions set forth in the Prospectus. No fractional Rights will be issued. Pursuant to the over-subscription privilege in connection with the Rights Offering (the “Over-Subscription Privilege”), (A) Record Date Holders who fully exercise all Rights issued to them may subscribe for additional Shares not subscribed for by other Holders, on the terms and subject to the conditions set forth in the Prospectus, including as to pro ration, and (B) any Holders other than Record Date Holders who exercise Rights transferred to them may subscribe for additional Shares not subscribed for by other Holders and by Record Date Holders pursuant to their Over-Subscription Privilege, on the terms and subject to the conditions set forth in the Prospectus, including as to pro ration. Any over-subscription by affiliates of the Manager will be effected only after the pro rata allocation of shares to (1) Record Date Holders (other than affiliates of the Manager) who fully exercise all Rights issued to them and (2) Holders other than Record Date Holders (other than affiliates of the Manager) who exercise Rights. The Company has entered into a Subscription Rights Offering Agreement, dated as of January 7, 2022, with Broadridge Corporate Issuer Solutions, Inc. (the “Subscription Agent”).

The Company has filed with the Commission a shelf registration statement on Form S-3 (File No. 333-258134), including the related base prospectus, covering the registration of the Securities under the 1933 Act, and the offer and sale thereof from time to time in accordance with Rule 415 of the 1933 Act Rules and Regulations. Such registration statement became effective on August 6, 2021. Except where the context otherwise requires, such registration statement, as amended, including all documents filed as a part thereof or incorporated by reference therein, and including any Rule 430B Information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) or such other 1933 Act Rules and Regulations as may be applicable to the Company and deemed to be part of such registration statement and also including any Rule 462(b) Registration Statement, is herein called the “Registration Statement.” Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus, which will include the base prospectus, dated August 6, 2021, together with a prospectus supplement (collectively and including the information incorporated by reference therein, the “First Prospectus” or a “Prospectus”) in accordance with the provisions of Rule 424(b) or such other 1933 Act Rules and Regulations as may be applicable to the Company. In connection with the release of preliminary estimates of (1) net income attributable to common stockholders for the three months and fiscal year ended December 31, 2021, (2) book value of the Company as of December 31, 2021 or (3) any similar “flash” financials, the Company will prepare and file a prospectus, which will include the base prospectus, dated August 6, 2021, together with a prospectus supplement (collectively and including the information incorporated by reference therein, the “Second Prospectus” or a “Prospectus” and collectively with the First Prospectus, the “Prospectus”) in accordance with the provisions of Rule 424(b) or such other 1933 Act Rules and Regulations as may be applicable to the Company. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement to either of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “made,” “stated” or “referred to” (or other references of like import) in the Registration Statement or the Prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations promulgated thereunder (the “1934 Act Regulations”), which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date.

SECTION 1.    Representations and Warranties.

(a)                 Representations and Warranties of the Company. The Company represents and warrants to the Dealer Managers as of the Execution Time, as of the date of the First Prospectus (the “First Representation Date” or a “Representation Date”), as of the date of the Second Prospectus (the “Second Representation Date” or a “Representation Date”) and as of the date and time of the expiration of the Rights Offering as set forth in the Prospectus (the “Expiration Date”) and agrees with the Dealer Managers, as follows:

(1)                Form S-3 Compliance; No Stop Orders. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or preventing or suspending the use of the Prospectus or any amendment or supplement thereto is in effect; no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto has been received by the Company, no order preventing or suspending the use of the Prospectus or any amendment or supplement thereto has been issued and no proceedings for such purpose have been instituted or are pending before or, to the Company’s knowledge, threatened by the Commission; and the Company has complied with any request made by the Commission for additional or supplemental information.

(2)                Prospectus Compliance with Rule 424(b). Each Prospectus, when filed as part of the Registration Statement or pursuant to Rule 424(b), when so filed, complied in all material respects with the 1933 Act and the 1933 Act Regulations (including, without limitation, Rules 424(b) and 430B) and is identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The Prospectus and any amendment or supplement thereto (including any prospectus wrapper) prepared in connection with the offering and sale of the Securities, at their respective issue dates, if any, complied and will comply, as applicable, in all material respects with any applicable laws or regulations of foreign jurisdictions in which such Prospectus or such amendment or supplement, as the case may be, are distributed in connection with such offering and sale.

(3)                Accurate Disclosure. At the respective times the Registration Statement and any post-effective amendment thereto became effective, at each deemed effective date with respect to the Dealer Managers and the Securities pursuant to Rule 430B(f)(2) and at the Expiration Date, the Registration Statement complied, complies and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. No Prospectus or any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at each Representation Date and at the Expiration Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. . The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, at the time the Registration Statement became effective or at the time they were, or hereafter are, filed with the Commission, complied, comply and will comply in all material respects with the requirements of the 1934 Act and 1934 Act Regulations and, when read together with the other information in the Registration Statement and the Prospectus, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary in this Section, the Company makes no representation or warranty with respect to any statement contained in a Prospectus or any amendment or supplement thereto (including any prospectus wrapper) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Dealer Managers specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of the Dealer Managers consists of the Dealer Manager Information.

(4)               Offering Materials. The Company (including its agents and representatives, other than the Dealer Managers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and, without the prior written consent of the Dealer Managers, will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the 1933 Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the 1933 Act or Rule 134 under the 1933 Act, (ii) the letters to beneficial owners of the shares of Common Stock, forms used to exercise Rights and any letters from the Company to securities dealers, commercial banks and other nominees or any newspaper announcements, in each case in the form filed with the Commission, or (iii) any advertising, sales literature, press releases or other promotional material (including “prospectus wrappers,” “broker kits,” “road show scripts” and “electronic road show presentations”) authorized in writing by or prepared by the Company to be used in connection with the Rights Offering and approved for use by the Dealer Managers (collectively, the “Offering Materials”). The Offering Materials (as amended or supplemented), at the time first used, at each Representation Date and at the Expiration Date, complied and will comply in all material respects with the 1933 Act, have been or will be (within the time period specified in Rule 433 and/or Rule 424) filed in accordance with the 1933 Act (to the extent required thereby) and, when taken together with the Prospectus, at each Representation Date and the Expiration Date will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary in this Section, the Company makes no representation or warranty with respect to any statement contained in a Prospectus or any amendment or supplement thereto (including any prospectus wrapper) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Dealer Managers specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of the Dealer Managers consists of the Dealer Manager Information.

(5)                [Reserved].

(6)                Not Ineligible Issuer. (A) At the time of filing the Registration Statement and any post-effective amendment thereto, (B) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and (C) at the date of this Agreement, the Company was not and is not an “ineligible issuer” (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(7)                NYSE, FINRA Compliance. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or the listing of the Common Stock on the New York Stock Exchange (the “NYSE”), nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing. To the knowledge of the Company, there are no affiliations or associations between (i) any member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as has been disclosed in the Registration Statement (excluding the exhibits thereto) and the Prospectus.

(8)                Company Good Standing, Due Qualification, Authority and Incorporation. The Company has been duly incorporated, is validly existing under the laws of the State of Maryland, is in good standing with the State Department of Assessments and Taxation of Maryland (the “SDAT”) and has the corporate power and authority to own and lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement and the Prospectus. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not (i) be or cause a material adverse change to the assets, business, condition (financial or otherwise), earnings, properties, management, results of operations or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or (ii) prevent or materially interfere with consummation of the transactions contemplated hereby (the occurrence of any such effect, prevention, interference or result described in the foregoing clauses (i) and (ii) being herein referred to as a “Material Adverse Effect”).

(9)                [Reserved].

(10)              Good Standing of Subsidiaries. Each Subsidiary has been duly organized, is validly existing as a corporation, limited partnership or limited liability company in good standing under the laws of the jurisdiction of its organization, has the corporate, limited partnership or limited liability company power and authority, as applicable, to own or lease, as the case may be, its property and to operate its property and conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Prospectus, all of the issued shares of capital stock, units of limited partnership interest and units of membership interest of each Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, are owned or will be owned directly or indirectly by the Company, free and clear of all security interests, liens, mortgages, encumbrances, pledges, equities, claims, restrictions or other defects of any kind (collectively, “Liens”), have been issued in compliance with applicable securities laws and were not issued in violation of any preemptive or similar rights.

(11)              Corporate Power and Authority of Company. The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly taken.

(12)              [Reserved].

(13)              Due Authorization and Execution. This Agreement has been duly authorized, executed and delivered by the Company.

(14)              Accurate Disclosure in Summaries. The statements in the Registration Statement and the Prospectus under the captions “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws,” “Material U.S. Federal Income Tax Considerations,” “Description of Common Stock,” “Description of Rights” insofar as such statements summarize legal or tax matters, agreements, documents or legal or governmental proceedings discussed therein, are accurate, complete and fair summaries of such legal and tax matters, agreements, documents or legal or governmental proceedings in all material respects.

(15)               Capitalization. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Since the date indicated in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q (whichever is more recent), there has been no material change in the authorized or outstanding shares of capital stock, as applicable (subject, in each case, to the grant of equity-based awards under employee benefits plans of the Company).

(16)               Authorization of Securities. The Shares have been duly authorized for issuance and sale upon exercise of the Rights pursuant to the terms of the Rights Offering and, when issued and delivered by the Company upon exercise of the Rights pursuant to the terms of the Rights Offering against payment of the Subscription Price, will be validly issued and fully paid and non-assessable; the Rights have been duly authorized by the Company for issuance pursuant to the terms of the Rights Offering; no holder of the Rights or Shares is or will be subject to personal liability by reason of being such a holder and the issuance of each of the Shares; and the Rights are not subject to any preemptive right, rights of first refusal or other similar rights of any securityholder of the Company or any other person. The certificates, if any, to be used to evidence the Rights will be in substantially the form filed as an exhibit to the Registration Statement and, on the Record Date, will, be in proper form and will comply in all material respects with all applicable legal requirements, the requirements of the charter of the Company (the “Charter”), the bylaws of the Company as currently in effect (the “Bylaws”) and the requirements of the NYSE. No holder of Rights will be subject to personal liability by reason of being such a holder.

(17)               Description of Securities. The Rights and the Common Stock conform in all material respects to all of the respective statements relating thereto contained in the Registration Statement and the Prospectus, and such statements conform to the rights set forth in the respective instruments and agreements defining the same.

(18)               Management Agreement. The Management Agreement, dated January 3, 2020, between the Company and the Manager, as amended (the “Management Agreement”), which among other things, provides for the management of the Company by the Manager, remains in full force and effect. The Management Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors’ rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

(19)               Absence of Violations, Defaults and Conflicts. Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations (including the distribution of the Rights pursuant to the terms of the Rights Offering, the issuance and sale of the Shares pursuant to the terms of the Rights Offering and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption “Use of Proceeds”) under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of, any Lien upon any property or other assets of the Company or any Subsidiary pursuant to, or constitute a default (or give rise to any right of termination, acceleration, cancellation, repurchase or redemption) or Repayment Event (as hereinafter defined) under: (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or other assets; (ii) the Charter or the Bylaws or similar organizational documents of any Subsidiary; or (iii) any contract, agreement, obligation, covenant or instrument or any term condition or provision thereof to which the Company or any Subsidiary or any of their respective properties or other assets is subject or bound, except in the case of clauses (i) and (iii), for such conflicts, breaches, violations, lien impositions or defaults that would not, individually or in the aggregate, have a Material Adverse Effect. As used herein, “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries.

(20)             Absence of Further Authorizations. No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the Company’s stockholders, is required to be made or obtained by the Company or any of the Subsidiaries in connection the execution, delivery or performance by the Company of this Agreement, in connection with the distribution of the Rights pursuant to the terms of the Rights Offering, the offering, issuance or sale of the Shares pursuant to the terms of the Rights Offering or the consummation of the other transactions contemplated by this Agreement, other than (i) registration of the Securities under the 1933 Act, which has been effected (or, with respect to any Rule 462 Registration Statement, will be effected in accordance with Rule 462(b) of the 1933 Regulations), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Dealer Managers, (iii) such approvals as have been or will be obtained in connection with the authorization of the Securities for listing on the NYSE, (iv) under the FINRA Conduct Rules, (v) the filing by the Company of a registration statement on Form 8-A for the Rights with the Commission pursuant to Section 12(b) of the 1934 Act, which will be filed before the Record Date.

(21)              Absence of Proceedings. There are no actions, suits, claims, inquiries, investigations or proceedings pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors, managers, partners, officers or members is or would be a party or of which any of their respective properties or other assets is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE) (i) other than any such action, suit, claim, investigation or proceeding described in the Registration Statement and the Prospectus which, if resolved adversely to the Company or any of the Subsidiaries, would not, individually or in the aggregate, have a Material Adverse Effect or (ii) that would, singly or in the aggregate, result in a Material Adverse Effect.

(22)               Investment Company Act. Neither the Company nor any of the Subsidiaries are, and after giving effect to the Rights Offering and sale of the Shares pursuant to the terms of the Rights Offering and the application of the net proceeds thereof as described in the Registration Statement and the Prospectus will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(23)              Nationally Recognized Statistical Rating Organization. No securities or loans issued by either of the Company or the Subsidiaries are rated by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) of the 1933 Act Regulations.

(24)              Independent Accountant Certification. KPMG LLP is, and was during the periods covered by their reports, an independent registered public accounting firm with respect to the Company as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and the Public Company Accounting Oversight Board.

(25)              Financial Statements, Non-GAAP Financial Measures. The financial statements of the Company included in or incorporated by reference into the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and its respective consolidated Subsidiaries on a consolidated basis as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved. The balance sheet of the Company included in or incorporated by reference into the Registration Statement and the Prospectus, together with the related schedules and notes, presents fairly in all material respects the financial position of the Company at the dates indicated. Any pro forma financial statements or data included in or incorporated by reference into the Registration Statement and the Prospectus comply with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. The other financial and statistical data contained in or incorporated by reference into the Registration Statement and the Prospectus are accurately and fairly presented and prepared in all material respects on a basis consistent with the financial statements and books and records of the Company and the Subsidiaries. There are no financial statements (historical or pro forma) or related schedules that are required to be included in or incorporated by reference into the Registration Statement or the Prospectus that are not included or incorporated by reference as required. None of the Company nor any of the Subsidiaries have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement and the Prospectus. All disclosures contained in or incorporated by reference into the Registration Statement and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K, to the extent applicable. The interactive data in Inline eXtensible Business Reporting Language incorporated by reference in the Registration Statement and the Prospectus, if any, fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(26)              Statistical and Market-Related Data. Any statistical or market-related data included in or incorporated by reference into the Registration Statement or the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required. Each “forward-looking statement” (within the meaning of Section 27A of the 1933 Act or Section 21E of the 1934 Act) contained in or incorporated by reference into the Registration Statement or the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(27)              Licenses and Permits. The Company and the Subsidiaries possesses such permits, licenses, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct its business as described in the Registration Statement and the Prospectus (collectively, “Governmental Licenses”), except where the failure so to possess would not, individually or in the aggregate, result in a Material Adverse Effect. The Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Effect. None of the Company nor the Subsidiaries has received any notice and has no knowledge of any proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(28)              Environmental Laws and Permits. The Company and its subsidiaries are (i) in compliance with any and all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permits, except where such noncompliance with Environmental Laws, failure to receive required permits or failure to comply with the terms and conditions of such permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended. Neither the Company nor any of its subsidiaries owns, leases or occupies any property that appears on any list of hazardous sites compiled by any state or local governmental agency. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(29)              [Reserved].

(30)             Registration Rights. Except as disclosed in the Registration Statement and the Prospectus or filed as an exhibit to the Registration Statement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company or have any such securities registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement that have not been waived, and there are no persons with co-sale rights, tag-along rights or other similar rights to have any securities of the Company included in the offering contemplated by this Agreement or sold in connection with the sale of the Shares pursuant to the terms of the Rights Offering that have not been waived.

(31)             Accuracy of Exhibits. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, any preliminary prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(32)              [Reserved].

(33)              [Reserved].

(34)              Intellectual Property. The Company and the Subsidiaries own or possess all inventions, patent applications, patents, patent rights, licenses, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets, know how and other proprietary information described in the Registration Statement and the Prospectus as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses (collectively, the “Intellectual Property”), and the Company has not received any notice and each is otherwise unaware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the Intellectual Property or of any facts or circumstances which would render any of the Intellectual Property invalid or inadequate to protect the interests of the Company and the Subsidiaries therein. None of the Company nor the Subsidiaries have infringed or are infringing upon the intellectual property of a third party, and none of the Company nor the Subsidiaries have received any notice and each is otherwise unaware of a claim by a third party to the contrary.

(35)              No Employees. Neither the Company nor any of the Subsidiaries has any employees.

(36)              [Reserved].

(37)              Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are adequate and customary in the businesses in which they are engaged; none of the Company nor any of the Subsidiaries have been refused any insurance coverage sought or applied for; and none of the Company nor any of the Subsidiaries have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(38)              [Reserved].

(39)              No Additional Permits. The Company and the Subsidiaries possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and none of the Company nor any of the Subsidiaries have received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(40)             Absence of Violations for Related Party Transactions. Except as disclosed in the Registration Statement and the Prospectus or as would not have a Material Adverse Effect, none of the Company nor the Subsidiaries is prohibited, directly or indirectly, under any agreement or other instrument to which they are a party or are subject, from paying any distributions to the Company or the Manager, from repaying to the Company any loans or advances made to the Manager or any Subsidiary by the Company or from transferring any of the properties or other assets of the Manager or the Subsidiaries to the Company, the Manager or any Subsidiary of the Company, except as described in the Registration Statement and the Prospectus.

(41)             Parties to Lock-Up Agreements. Each of the Company’s directors and Section 16 officers have executed and delivered to Wells Fargo Securities, LLC a lock-up agreement in the form of Exhibit B hereto. Exhibit A hereto contains a true, complete and correct list of all directors and Section 16 officers of the Company.

(42)             Absence of Taxes for Execution of Agreement. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the distribution of the Rights or the issuance and sale of the Shares pursuant to the terms of the Rights Offering that would have a Material Adverse Effect.

(43)              Taxes. The Company and the Subsidiaries has timely filed all federal, state and local tax returns that are required to be filed or has timely requested extensions thereof (“Returns”), except for any failures to file that, individually or collectively, would not result in a Material Adverse Effect, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessments, fines or penalties that are currently being contested in good faith or that, individually or collectively, would not result in a Material Adverse Effect. No audits or other administrative proceedings or court proceedings are presently pending against any of the Company or the Subsidiaries with regard to any Returns, and no taxing authority has notified the Company or the Subsidiaries that it intends to investigate its tax affairs, except for any such audits or investigations that, individually or collectively, would not result in the assessment of material taxes. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, result in a Material Adverse Effect.

(44)              Formation of Subsidiaries. Throughout the period from its formation through the date hereof, each Subsidiary that has been formed as a limited liability company for state law purposes has been properly classified either as a partnership or as a disregarded entity for federal income tax purposes and has not been subject to taxation as an association or a “publicly-traded partnership” (within the meaning of Section 7704(b) of the Internal Revenue Code of 1986, as amended (the “Code”)) taxable as a corporation for federal income tax purposes. The Company and the Manager do not know of any event that would cause any Subsidiary formed as a limited liability company for state law purposes to cease being classified as either a disregarded entity or a partnership for federal income tax purposes.

(45)             Organization as a REIT. The Company has been organized and operated in a manner so as to qualify as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Code for each of its taxable years ended December 31, 2013 through December 31, 2021. The present and proposed method of operation of the Company as described in the Registration Statement and the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2022 and thereafter.

(46)              ERISA Compliance. The Company and the Subsidiaries is in compliance, in all material respects, with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or the Manager would have any liability. None of the Company nor any of the Subsidiaries have incurred or expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code, including the regulations and published interpretations thereunder. Each “pension plan” for which the Company or any of the Subsidiaries would have any liability and that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

(47)              No Commissions. Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings that would give rise to a valid claim against the Company or any Dealer Manager for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement.

(48)              Compliance with Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that so long as the Company has a class of securities registered under Section 12 of the 1934 Act, the Company and any of the officers and directors of the Company, in their capacities as such, will be in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and which the Company is required to comply with.

(49)              Internal Controls. The Company maintains effective internal control over financial reporting (as defined under Rules 13a-15 and 15d-15 of the 1934 Act Regulations) sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement and the Prospectus, since the Company’s incorporation, there has been (i) no significant deficiency or material weakness in the design or operation of the Company’s internal control over financial reporting (whether or not remediated) which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) since the date of the latest audited financial statements included in the Registration Statement and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(50)              Disclosure Controls. The Company has established and maintains a system of “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 of the 1934 Act Regulations); such disclosure controls and procedures are effective to perform the functions for which they were established and are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding disclosure.

(51)              No Termination Notices. None of the Company nor the Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or the Subsidiaries or, to the knowledge of the Company, any other party to any such contract or agreement.

(52)             No Additional Relationships. There are no business relationships or related-party transactions involving the Company, any of the Subsidiaries or any other person required to be described in the Registration Statement and the Prospectus which have not been described as required. Except as disclosed in the Registration Statement and the Prospectus, the Company (A) does not have any material lending or other relationship with any Dealer Manager or any bank, lending or other affiliate of any Dealer Manager and (B) does not intend to use any of the proceeds from the sale of the Shares pursuant to the terms of the Rights Offering to repay any outstanding debt owed to any Dealer Manager or any affiliate of any Dealer Manager.

(53)              Foreign Corrupt Practices Act. The Company is not and, to the knowledge of the Company, no director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and the Subsidiaries and, to the knowledge of the Company, their affiliates have conducted their businesses in compliance with the FCPA. The Company and the Subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with the FCPA.

(54)                Money Laundering Laws and OFAC. The operations of the Company and the Subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations promulgated thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. None of the Company, the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company, the Manager or the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares pursuant to the terms of the Rights Offering, or lend, contribute or otherwise make available such proceeds to the Manager, any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(55)             Absence of Manipulation and Stabilization. The Company, the Subsidiaries and their respective directors, officers, affiliates or controlling persons have not taken and will not take, directly or indirectly, any action that is designed, or would be expected, to cause or result in, or that constitutes, (i) the stabilization or manipulation of the price of any security of the Company to facilitate the distribution of the Rights or the issuance and sale of the Shares pursuant to the terms of the Rights Offering or (ii) to result in a violation of Regulation M under the 1934 Act.

(56)              Cybersecurity. The Company’s and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, and, to the Company’s knowledge, are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act; and (iv) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to the same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its Subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(57)             Use of Proceeds. The Company intends to apply the net proceeds from the sale of the Shares pursuant to the terms of the Rights Offering substantially in accordance with the description set forth in the Registration Statement and the Prospectus under the heading “Use of Proceeds.” The Company has no present plan or intention to materially alter its investment policies as described in the Registration Statement and the Prospectus.

(58)              [Reserved].

(59)              No Material Adverse Change. Except as stated in the Registration Statement and the Prospectus, since the respective dates as of which information is given in the Registration Statement or the Prospectus, (A) there has been no material adverse change in (i) the condition, financial or otherwise, or in the earnings, business affairs, business prospects or properties of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or (ii) the ability of the Company to consummate the transactions contemplated by this Agreement or perform its obligations hereunder (any such changes being referred to herein as a “Material Adverse Change”), (B) there have been no transactions entered into by the Company or any Subsidiary, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class or series of its capital stock.

(b)                Representations and Warranties of the Manager. The Manager represents and warrants to the Dealer Managers as of the Execution Time, as of each Representation Date and as of the Expiration Date and agrees with the Dealer Managers, as follows:

(1)                Manager Disclosures. The information provided by the Manager, set forth under the heading “Our Manager” in the Registration Statement and the Prospectus is true and correct in all material respects.

(2)                Good Standing of Manager. The Manager has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has limited liability company power and authority to own and lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under the Management Agreement. The Manager is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the financial condition, business, properties, results of operations or prospects, whether or not arising in the ordinary course of business, of the Manager (a “Manager Material Adverse Effect”).

(3)                 Manager Power and Authority. The Manager has the limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and all limited liability company action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and consummation by it of the transactions contemplated hereby have been duly and validly taken.

(4)                 Due Authorization and Execution. This Agreement has been duly authorized, executed and delivered by the Manager.

(5)                 Management Agreement. The Management Agreement has been duly authorized, executed and delivered by the Manager and constitutes a valid and legally binding agreement of the Manager, enforceable against the Manager in accordance with its terms, except to the extent enforceability may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors’ rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

(6)                 Absence of Violations, Defaults and Conflicts. The Manager is not (i) in violation of its organizational documents or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreements to which it is bound, or which any of its property or assets is subject, except, in the case of (ii) above, for such defaults that would not, individually or in the aggregate, reasonably be expected to result in a Manager Material Adverse Effect. Neither the execution and delivery by the Manager of, nor the performance by the Manager of its obligations under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of, any Lien upon any property or other assets of the Manager pursuant to, or constitute a default (or give rise to any right of termination, acceleration, cancellation, repurchase or redemption) or Manager Repayment Event (as hereinafter defined) under: (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Manager or any of its properties or other assets; (ii) the organizational documents of the Manager; or (iii) any contract, agreement, obligation, covenant or instrument or any term condition or provision thereof to which the Manager or any of its respective properties or other assets is subject or bound, except in the case of clauses (i) and (iii), for such conflicts, breaches, violations, lien impositions or defaults that would not, individually or in the aggregate, have a Manager Material Adverse Effect. As used herein, “Manager Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Manager.

(7)                 Absence of Proceedings. There are no actions, suits, claims, inquiries, investigations or proceedings pending or, to the knowledge of the Manager, threatened or contemplated to which the Manager or any of its directors, managers, partners, officers or members is or would be a party or of which any of its properties or other assets is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE) (i) other than any such action, suit, claim, investigation or proceeding described in the Registration Statement and the Prospectus which, if resolved adversely to the Manager, would not, individually or in the aggregate, have a Manager Material Adverse Effect or (ii) that would, singly or in the aggregate, result in a Manager Material Adverse Effect.

(8)                 Labor Matters. The Manager has not been notified that any executive officer of the Company or the Manager plans to terminate his, her or their employment with his, her or their current employer. Neither the Manager nor, to the knowledge of the Manager, any executive officer or key employee of the Company or the Manager, is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Manager as described in the Registration Statement and the Prospectus, unless a waiver in writing has been obtained.

(9)                 Internal Controls. The Manager operates a system of internal controls sufficient to provide reasonable assurance that (A) transactions that may be effectuated by it on behalf of the Company pursuant to its duties set forth in the Management Agreement will be executed in accordance with management’s general or specific authorization and (B) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization.

(10)              Investment Advisers Act. The duties of the Manager set forth in the Management Agreement and disclosed in the Registration Statement and the Prospectus are not prohibited by the Investment Advisers Act of 1940, as amended, or the rules and regulations thereunder.

(11)              Absence of Manipulation and Stabilization. The Manager its directors, officers, affiliates or controlling persons have not taken and will not take, directly or indirectly, any action that is designed, or would be expected, to cause or result in, or that constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the distribution of the Rights or the issuance or sale of the Shares pursuant to the terms of the Rights Offering or to result in a violation of Regulation M under the 1934 Act.

(12)              Absence of Further Authorizations. No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), is required to be made or obtained by the Manager in connection with the issuance and sale of the Securities or the consummation of the transactions contemplated hereby other than such approvals as have been or will be obtained prior to the Expiration Date.

(13)              Foreign Corrupt Practices Act. The Manager is not and, the Manager, is not aware of or has not taken any action, directly or indirectly, that would result in a violation by the Manager of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Manager has conducted its businesses in compliance with the FCPA. The Manager has instituted and maintains policies and procedures designed to ensure continued compliance with the FCPA.

(14)              Investment Allocation Policy. As of the date of this Agreement, the Manager has no plan or intention to materially alter its investment allocation policy with respect to the Company, as described in the Prospectus.

(c)                 Officer's Certificates. Any certificate signed by any officer or other authorized signatory of the Company or the Manager, as applicable, and delivered to the Dealer Managers or to counsel for the Dealer Managers shall be deemed a representation and warranty by the Company or the Manager, as applicable, to the Dealer Manager as to the matters covered thereby.

SECTION 2.    Agreement to Act as Dealer Manager.

(a)            On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth:

(1)           The Company hereby authorizes the Dealer Managers and other soliciting dealers, if any, to solicit, in accordance with the 1933 Act and the 1934 Act, the rules and regulations under those Acts, any applicable securities laws of any state or jurisdiction, the applicable rules and regulation of any self-regulatory organization or registered national securities exchange and the customary practice of investment banking firms engaged in connection with similar transactions, the exercise of the Rights, and the Dealer Managers agree to act in such capacity; and

(2)           To the extent available, the Company agrees to furnish, or cause to be furnished, to the Dealer Managers lists, or copies of those lists, showing (to the knowledge of the Company) the names and addresses of, and number of shares of Common Stock held by, Record Date Holders, and the Dealer Managers agree to use such information only in connection with the Rights Offering, and not to furnish the information to any other person or entity, except that the Dealer Managers may furnish necessary and appropriate information to any other soliciting dealers.

(b)           The Dealer Managers agree to provide to the Company, in addition to the services described in Section 2(a), certain marketing services in connection with the Rights Offering.

(c)            No fee or reimbursement, other than the fees provided for in Section 3 of this Agreement and the reimbursement of the Dealer Manager’s out-of-pocket expenses as described in Section 5 of this Agreement, will be payable by the Company to the Dealer Managers in connection with any services provided or costs or expenses incurred by the Dealer Managers pursuant to this Agreement.

(d)            Each of the Company and the Dealer Managers agree that the Dealer Managers are independent contractors with respect to the solicitation of the exercise of the Rights and the Over-Subscription Privilege. It is understood that such Dealer Managers are being engaged hereunder solely to provide the services described herein on behalf of the Company and that the Dealer Managers shall have no duties or liability to, the equity holders of the Company or any other third party in connection with its engagement hereunder. It is further understood that the Dealer Managers may independently offer for sale shares of Common Stock, including Shares acquired through the purchase and exercise of the Rights, at prices it sets. The Dealer Managers may realize profits or losses from such sales independent of the fees set forth in Section 3 hereof.

(e)            The Dealer Managers agree to perform those services with respect to the Rights Offering in accordance with customary practice of investment banking firms engaged in connection with similar transactions, including (but not limited to) using its reasonable efforts to solicit the exercise of Rights pursuant to the Rights Offering and in communicating with the soliciting dealers, if any.

(f)             In rendering the services contemplated by this Agreement, neither the Dealer Managers nor any of their affiliates will be subject to any liability to the Company or any of its affiliates, for any act or omission on the part of any securities broker or dealer (except with respect to the Dealer Managers acting in such capacity) or any other person, and the Dealer Managers will not be liable for acts or omissions in performing their obligations under this Agreement or otherwise in connection with the Rights Offering, except for any losses, claims, damages, liabilities and expenses that are finally judicially determined to have resulted primarily from the bad faith, willful misfeasance or gross negligence of such Dealer Managers or by reason of the reckless disregard of the obligations and duties of such Dealer Managers under this Agreement; provided, however, that the foregoing shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission, or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Dealer Managers specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of the Dealer Managers consists of the Dealer Manager Information.

SECTION 3.    Dealer Manager and Solicitation Fees. In full payment for the marketing, soliciting and any other services rendered and to be rendered hereunder by the Dealer Managers, the Company agrees to pay the Dealer Managers a fee (the “Dealer Manager Fee”) equal to 3.125% of the Subscription Price per share of Common Stock for each share of Common Stock issued to Holders other than any shares of Common Stock issued to OREC Investment Holdings, LLC, an affiliate of the Company’s manager, Hunt Companies Equity Holdings, LLC and the Company’s directors and officers and 1.00% of the Subscription Price per share for each Share of Common Stock issued to OREC Investment Holdings, LLC, Hunt Companies Equity Holdings, LLC and the Company’s directors and officers pursuant to the exercise of Rights and the Over-Subscription Privilege. In full payment for the soliciting efforts to be rendered, the Dealer Managers agree to reallow soliciting fees (the “Soliciting Fees”) to soliciting dealers of up to 1% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights, including pursuant to the Over-Subscription Privilege, where such soliciting dealer is so designated on the subscription form. The Dealer Managers agree to pay the Soliciting Fees to the soliciting dealer designated on the applicable portion of the form used by the Holder to exercise Rights, including pursuant to the Over-Subscription Privilege, and if no soliciting dealer is so designated or a soliciting dealer is otherwise not entitled to receive compensation, then the Dealer Managers shall retain such Soliciting Fee. Payment to the Dealer Managers by the Company will be in the form of a wire transfer of same day funds to an account or accounts identified by the Dealer Managers. Such payment will be made on the day on which the Company issues Shares after the Expiration Date. Payment to a soliciting dealer will be made by the Dealer Managers directly to such soliciting dealer by check to an address identified by such soliciting dealer. Such payments to soliciting dealers shall be made on or before the tenth (10th) business day following each date on which the Company issues Shares after the Expiration Date.

SECTION 4.    Covenants.

(a)            Covenants of the Company. The Company covenants with the Dealer Managers as follows:

(1)           Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 1(a), will comply with the requirements of Rule 430B and Rule 424(b), and will notify the Dealer Managers promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. Through the Expiration Date, the Company will use its reasonable best efforts to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(2)           Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement and the Prospectus. During any period that a prospectus relating to the Rights or the Shares is required to be delivered under the 1933 Act (but in any event through the Expiration Date), any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Dealer Managers or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, the Company will promptly (A) give the Dealer Managers notice of such event, (B) furnish the Dealer Managers with copies of any such documents prior to such proposed filing or use, as the case may be, (C) prepare, as applicable, any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements and furnish the Dealer Managers with copies of any such amendment or supplement a reasonable amount of time prior to its proposed filing or use, and (C) file with the Commission any such amendment or supplement; provided, however, that the Company shall not file or use any such amendment or supplement to which the Dealer Managers or counsel for the Dealer Managers shall reasonably object. The Company will furnish to the Dealer Managers such number of copies of such amendment or supplement as the Dealer Managers may reasonably request. The Company will give the Dealer Managers notice of its intention to make any filings pursuant to the 1934 Act or the 1934 Act Regulations from the Execution Time to the Expiration Date and will furnish the Dealer Managers with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Dealer Managers or counsel for the Dealer Managers shall reasonably object.

(3)           Delivery of Registration Statements. The Company has furnished or will furnish or deliver to the Dealer Managers and counsel for the Dealer Managers, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein). The signed copies of the Registration Statement and each amendment thereto furnished to the Dealer Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(4)           Delivery of Prospectuses. Through the Expiration Date, the Company will furnish to the Dealer Managers, without charge, such number of copies of each Prospectus (as amended or supplemented) as the Dealer Managers may reasonably request. The Prospectus and any amendments or supplements thereto furnished in accordance with this Section 4(a) will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(5)           Blue Sky Qualifications. The Company will use its reasonable best efforts, in cooperation with the Dealer Managers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Dealer Managers may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(6)           Earnings Statement. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Dealer Managers the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(7)           Use of Proceeds. The Company will use the net proceeds received by it from the sale of the sale of the Shares pursuant to the terms of the Rights Offering in the manner specified in the Registration Statement and the Prospectus under “Use of Proceeds.”

(8)           Listing. The Company will use its commercially reasonable efforts to effect (within the time period specified in the Prospectus) the listing of the Rights and the Shares on the NYSE prior to the time the Rights or Securities, as applicable, are issued and to maintain the listing of the Securities on the NYSE, until, solely with respect to the Rights, the business day prior to the Expiration Date.

(9)           Restriction on Sale of Securities. During the period beginning on and including the date of this Agreement through and including the date that is the 60th day after the date of this Agreement (such period is hereinafter called the “Lock-Up Period”), the Company and the Manager and its affiliates and funds and accounts managed by the Manager or its affiliates will not, without the prior written consent of Wells Fargo Securities, LLC, directly or indirectly:

(1)           offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or other capital stock of the Company,

(2)           file or cause the filing of any registration statement under the 1933 Act with respect to any Common Stock or any securities convertible into or exercisable or exchangeable for any Common Stock or other capital stock of the Company (other than any Rule 462(b) Registration Statement filed to register Securities to be sold pursuant to this Agreement), or

(3)           enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Stock or other capital stock of the Company or any securities convertible into or exercisable or exchangeable for any Common Stock or other capital stock of the Company.

The foregoing shall not apply to the distribution of the Rights or the offer, issuance and sale of the Shares pursuant to the terms of the Rights Offering.

(10)         Reporting Requirements. Through the Expiration Date, the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(11)          Filing of Registration Statement on Form 8-A. The Company will use its best efforts to file with the Commission, prior to the Expiration Date, a registration statement on Form 8-A, to register the Rights under Section 12(b) of the Exchange Act.

(12)          Availability of Common Stock. The Company shall maintain sufficient authorized but unissued shares of Common Stock necessary to satisfy (i) the full exercise of all Rights until the Expiration Date and (2) all exercised Rights until such date as the Shares issuable upon such exercise have been issued.

(13)          REIT Qualification. The Company will use its best efforts to maintain its qualification and election to be taxed as a REIT under the Code for its taxable year ending December 31, 2022 and thereafter and will use its best efforts to continue to qualify for taxation as a REIT under the Code unless the board of directors of the Company determines that it is no longer in the best interests of the Company to qualify as a REIT.

(14)          Custodian and Transfer Agent. The Company will maintain a custodian and a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(15)          Stabilization or Manipulation. The Company will not take, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the distribution of the Rights or the issuance and sale of the Shares pursuant to the terms of the Rights Offering.

(16)          Subscription Agent. The Company will advise the Subscription Agent to advise the Dealer Managers from day to day during the period of, and promptly after the termination of, the Rights Offering, as to the names and addresses of all Holders exercising Rights, the total number of Rights exercised by each Holder during the immediately preceding day, indicating the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Managers and each soliciting dealer, the number of Rights exercised on exercise forms indicating the Dealer Managers or such soliciting dealer, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Managers may reasonably request; and will use its commercially reasonable efforts to cause the Subscription Agent to notify the Dealer Managers and each soliciting dealer, not later than 5:00 P.M., New York City time, on the first business day following the Expiration Date, of the total number of Rights exercised and Securities related thereto, the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Managers and each soliciting dealer, the number of Rights exercised on exercise forms indicating the Dealer Managers or such soliciting dealer, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Managers may reasonably request.

(b)             Covenants of the Manager. The Manager covenants with the Dealer Managers as follows:

(1)             Continued Compliance with Securities Laws. The Manager covenants with the Dealer Managers and with the Company that, during any period that a prospectus relating to the Rights or the Shares is required to be delivered under the 1933 Act (but in any event through the Expiration Date), it shall notify the Dealer Managers and the Company of the occurrence of any material events respecting the Manager’s activities, affairs or condition, financial or otherwise, and the Manager will forthwith supply such information to the Company as shall be necessary in the opinion of counsel to the Company and the Dealer Managers for the Company to prepare any necessary amendment or supplement to the Prospectus so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading:

(2)             Stabilization. The Manager will not take, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the distribution of the Rights or the issuance and sale of the Shares pursuant to the terms of the Rights Offering.

SECTION 5.    Payment of Expenses.

(a)              The Company will pay or cause to be paid all expenses incident to the performance of its or the Manager’s obligations under this Agreement and in connection with the Rights Offering, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Dealer Managers of copies of each Prospectus, any amendments or supplements thereto, the Offering Materials and such other documents as may be required in connection with the offering, purchase, sale and issuance or delivery of the and any costs associated with electronic delivery of any of the foregoing by the Dealer Managers to investors, (iii) the preparation, issuance and delivery of the certificates or security entitlements for the Securities to the Dealer Managers, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Dealer Managers, (iv) the fees and disbursements of the Company’s and the Manager’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 4(a)(5) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Dealer Managers in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto (not to exceed $10,000), (vi) the fees and expenses of any transfer agent or registrar for the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Dealer Managers (such fees and disbursements not to exceed $10,000), in connection with, the review by FINRA of the terms of the Rights Offering and the sale of the Shares and (ix) the fees and expenses incurred in connection with the listing of the Securities on the NYSE. In addition, the Company shall reimburse the Dealer Managers for their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Dealer Managers, in an amount up to $100,000. It is understood, however, that except as provided in this Section 5, Section 7 entitled “Indemnification,” and Section 8 entitled “Contribution,” the Dealer Managers will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

(b)             Termination of Agreement. If this Agreement is terminated by any Dealer Manager in accordance with the provisions of Section 6 or Section 10(a)(i) or 10(a)(iii) hereof, the Company shall reimburse such Dealer Manager for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for such Dealer Manager.

SECTION 6.    Conditions of the Dealer Managers’ Obligations. The obligations of the Dealer Managers hereunder are subject to the accuracy of the representations and warranties of the Company and the Manager contained herein or in certificates of any officer of the Company, the Manager or any of the Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company and the Manager of their respective covenants and other obligations hereunder, and to the following further conditions:

(a)              Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the 1933 Act, no order preventing or suspending the use of the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; and the Company has complied with each request, if any, from or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Dealer Managers. A prospectus for the Rights Offering containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8).

(b)             Opinion of Counsel for the Company. On each Representation Date and the Expiration Date, the Dealer Managers shall have received the favorable opinions and negative assurance letter, dated as of such date, of Mayer Brown LLP, counsel for the Company, and the favorable opinion of Miles & Stockbridge P.C., Maryland counsel for the Company, each in a form reasonably satisfactory to the Dealer Managers.

(c)              Opinion of Counsel for the Dealer Managers. On each Representation Date and the Expiration Date, the Dealer Managers shall have received the favorable opinions and negative assurance letter, dated as of such date, of Proskauer Rose LLP, counsel for the Dealer Managers, with respect to such matters as the Dealer Managers shall reasonably request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the laws of the State of New York and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Dealer Managers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company and its Subsidiaries and certificates of public officials.

(d)             Officers’ Certificate for the Company. On each Representation Date and the Expiration Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Dealer Managers shall have received a certificate of the President and Chief Executive Officer of the Company and of the Chief Financial Officer of the Company, dated as of such date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company and the Manager in this Agreement are true and correct with the same force and effect as though expressly made at and as of such date, (iii) the Company and the Manger have complied with all agreements and satisfied all conditions on their respective parts to be performed or satisfied at or prior to Representation Date or the Expiration Date, as the case may be, and (iv) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto under the 1933 Act has been issued, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto has been received by the Company, no order preventing or suspending the use of the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

(e)              Accountant’s Comfort Letter. On the First Representation Date, the Dealer Managers shall have received from KPMG LLP a letter, dated as of such date, in form and substance reasonably satisfactory to the Dealer Managers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and other financial information contained in the Registration Statement and the Prospectus.

(f)               Bring-down Comfort Letter. On the Second Representation Date and the Expiration Date, the Dealer Managers shall have received from KPMG LLP a letter, dated as of such date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than two business days prior to the Second Representation Date and the Expiration Date, respectively.

(g)             Back-up Certificate. On the date of any filing by the Company with the Commission of preliminary estimates of (1) net income attributable to common stockholders for the three months and fiscal year ended December 31, 2021, (2) book value of the Company as of December 31, 2021 or (3) any similar “flash” financials, the Dealer Managers shall have received a certificate of the Company’s Chief Financial Officer, dated as of the date of such filing, to the effect such officer has reviewed such estimates and based on such officer’s familiarity with the Company’s accounting, operations and records systems, such estimates were made in good faith, are based on the most recently available records of the Company, and represent a reasonable estimate of such financial measures.

(h)             Approval of Listing. At the Record Date, the Rights shall have been approved for inclusion in the NYSE, subject only to official notice of issuance. At the Expiration Date, the Shares shall have been approved for inclusion in the NYSE, subject only to official notice of issuance.

(i)               No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the terms and arrangements of the Rights Offering.

(j)               Lock-up Agreements. At the date of this Agreement, the Dealer Managers shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Exhibit A hereto.

(k)             Additional Documents. On each Representation Date and the Expiration Date, counsel for the Dealer Managers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to render the opinions or make the statements requested by the Dealer Manager, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the covenants, obligations or conditions, contained herein; and all proceedings taken by the Company in connection with the distribution of the Rights and the issuance and sale of the Shares as contemplated herein shall be reasonably satisfactory in form and substance to the Dealer Managers and counsel for the Dealer Managers.

(l)               Termination of this Agreement. If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement, may be terminated by the Dealer Managers by notice to the Company at any time at or prior to Expiration Date, and such termination shall be without liability of any party hereto to any other party hereto except as provided in Section 4 and except that Sections 1, 7, 8, 9, 15, 16 and 17 hereof shall remain in full force and effect notwithstanding such termination.

SECTION 7.    Indemnification.

(a)              Indemnification of Dealer Managers. The Company agrees to indemnify and hold harmless the Dealer Managers, their affiliates (as such term is defined in Rule 501(b) of the 1933 Act Regulations (each, an “Affiliate”)), and the selling agents, officers and directors and each person, if any, who controls any Dealer Managers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(1)              against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in the Prospectus (or any amendment or supplement thereto), or (B) in any Offering Materials, or the omission or alleged omission in the Prospectus or in any Offering Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(2)              against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

(3)              against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Dealer Managers), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B or in the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Dealer Managers expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the following information in the Prospectus: (i) the Dealer Managers’ names and respective addresses, (ii) the first sentence of the first paragraph under the caption “The Offering—Dealer Manager Arrangements,” (iii) the first sentence of the second paragraph under the caption “The Offering—Dealer Manager Arrangements,” (iv) the fourth and fifth paragraphs under the caption “The Offering – Dealer Manager Arrangements” and (v) the first sentence of the sixth paragraph under the caption “The Offering— Dealer Manager Arrangements” (collectively, the “Dealer Manager Information”).

(b)             Indemnification of Company, Directors and Officers. The Dealer Managers severally agree to indemnify and hold harmless the Company, its directors, each of their respective officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Dealer Manager Information.

(c)              Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Dealer Managers and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the prior written consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)             Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(2) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 8.    Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Dealer Managers, on the other hand, from the Rights Offering or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Dealer Managers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Dealer Managers, on the other hand, in connection with the Rights Offering shall be deemed to be in the same respective proportions as the total net proceeds from the Rights Offering (before deducting expenses) received by the Company and the total fees received by the Dealer Managers from the Rights Offering.

The relative fault of the Company, on the one hand, and the Dealer Managers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Dealer Managers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Dealer Managers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, the Dealer Managers shall not be required to contribute any amount in excess of the amount by which the total price paid for Shares purchased upon exercise of the Rights exceeds the amount of any damages which the Dealer Managers has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each person, if any, who controls a Dealer Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Dealer Manager, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Dealer Managers’ respective obligations to contribute shall be several in proportion to the Dealer Manager Fee received by each Dealer Manager.

SECTION 9.    Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Manager or any of the subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Dealer Managers or controlling person, or by or on behalf of the Company or the Manager, and shall survive distribution of the Rights and delivery of and payment for the Shares.

SECTION 10. Termination of Agreement.

(a)              Termination. The Dealer Managers may terminate this Agreement, by notice to the Company, at any time at or prior to the Expiration Date (i) if there has been, in the judgment of the Dealer Managers, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Dealer Managers, impracticable or inadvisable to proceed with the Rights Offering or the sale of the Shares on the terms and in the manner contemplated in the Prospectus, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE, or (iv) if trading generally on the NYSE, the NYSE American LLC or the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other Governmental Authority, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to the systems of Clearstream Banking, S.A., or Euroclear Bank, SA/NV, in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities, or (vii) if an outbreak or escalation of hostilities involving the United States or a declaration by the United States of a national emergency or war has occurred or (viii) if any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere has occurred, if the effect of any such event specified in clause (vii) or (viii) in the judgment of the Dealer Managers makes it impracticable or inadvisable to proceed with the Rights Offering or the sale of the Shares on the terms and in the manner contemplated in the Prospectus.

In addition, this Agreement may be terminated by the Company with the consent of the Dealer Managers (such consent not to be unreasonably withheld) if, in the judgment of the Company (upon consultation with the Dealer Managers), it is inadvisable to proceed with the Rights Offering.

(b)             Liabilities. If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party except as provided in Section 5 hereof, and except that, in the case of any termination of this Agreement, Sections 1, 7, 8, 9, 15, 16 and 17 hereof shall survive such termination and remain in full force and effect.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Dealer Managers shall be directed to Wells Fargo Securities, LLC, 500 West 33rd Street, New York, New York 10001, Attention: Equity Syndicate Department (fax no: (212) 214-5918) and JMP Securities LLC, 600 Montgomery Street, Suite 1100, San Francisco, California 94111, Facsimile: (415) 835-8920, Attention: Equity Securities, with a copy to Prosakuer Rose LLP, 1001 Pennsylvania Avenue NW, Suite 600 South, Washington, D.C. 20004, Attention: William J. Tuttle; notices to the Company or the Manager shall be directed to it at 10 W Broad Street, 8th Floor, Columbus, OH 43215, Attention: James J. Henson, with a copy to Mayer Brown LLP, 1221 Avenue of the Americas, New York, NY 10020, Facsimile: (212) 262-1910, Attention: David S. Freed.

SECTION 12. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that:

(a)              the Dealer Managers are acting solely as a dealer managers in connection with the Rights Offering and no fiduciary, advisory or agency relationship between the Company, on the one hand, and the Dealer Managers, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not the Dealer Managers have advised or are advising the Company on other matters, and the Dealer Managers have no obligation to the Company with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b)             the formula for determination of the Subscription Price for the Shares was established by the Company following discussions and arms’ length negotiations with the Dealer Managers;

(c)              it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d)             in connection with each transaction contemplated by this Agreement and the process leading to such transactions, the Dealer Managers are and have been acting solely as principal and not as fiduciary, adviser or agent of the Company or any of its affiliates, stockholders (or other equity holders), creditors or employees or any other party;

(e)              the Dealer Managers have not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisers to the extent it has deemed appropriate;

(f)               it is aware that the Dealer Managers and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Dealer Managers have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship or otherwise; and

(g)             it waives, to the fullest extent permitted by law, any claims it may have against the Dealer Managers for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Dealer Managers shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company or any stockholders, employees or creditors of the Company.

SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Dealer Managers, the Company and the Manager and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Dealer Managers, the Company and the Manager and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Dealer Managers, the Company and the Manager and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

SECTION 14. Trial by Jury. Each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Manager (on its behalf and, to the extent permitted by applicable law, on behalf of its limited partners and affiliates) and Dealer Managers hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 15. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK.

SECTION 16. Consent to Jurisdiction; Waiver of Immunity. Each of the Company, the Manager and the Dealer Managers agree that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submit to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to a party’s address set forth in Section 11 hereof shall be effective service of process upon such party for any suit, action or proceeding brought in any Specified Court. Each of the Company, the Manager and the Dealer Managers irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum.

SECTION 17. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.  Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 19. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 20. Compliance with USA PATRIOT Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended, the Dealer Managers are required to obtain, verify and record information that identifies its clients, including the Company and the Manager, which information may include the name and address of its clients, as well as other information that will allow the Dealer Managers to properly identify their clients.

SECTION 21. Recognition of the U.S. Special Resolution Regimes.

(a)              In the event that any Dealer Manager that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Dealer Manager of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)             In the event that any Dealer Manager that is a Covered Entity or a BHC Act Affiliate of such Dealer Manager becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Dealer Manager are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 21: (A) a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 22. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“1933 Act” means the Securities Act of 1933, as amended.

“1933 Act Rules and Regulations” means the rules and regulations of the Commission under the 1933 Act.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission.

“Common Stock” shall have the meaning as defined in the introductory paragraph of this Agreement.

“Company” shall have the meaning as defined in the introductory paragraph of this Agreement.

“DTC” shall mean The Depository Trust Company.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval system.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“GAAP” means generally accepted accounting principles in the United States.

“Lien” means any security interests, liens, mortgages, encumbrances, pledges, equities, claims, restrictions or other defects of any kind.

“Management Agreement” shall have the meaning as defined in the introductory paragraphs of this Agreement.

“Preferred Stock” means the Company’s preferred stock, par value $0.01 per share.

“Prospectus” shall have the meaning as defined in the third introductory paragraph of this Agreement.

“Registration Statement” shall have the meaning as defined in the third introductory paragraph of this Agreement.

“Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries.

“Rule 424(b)” refers to Rule 424(b) under the 1933 Act, as applicable.

“Rule 430B” refers to Rule 430B under the 1933 Act.

“Rule 430B Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430B but that is deemed to be part of the Registration Statement at the time it becomes effective.

“Rule 462(b) Registration Statement” shall mean any registration statement filed to register the offer and sale of the Securities pursuant to Rule 462(b) under the 1933 Act.

“Rules and Regulations” shall mean the 1933 Act Rules and Regulations, the 1934 Act Regulations and the Advisers Act Rules and Regulations, as applicable.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.

“Securities” shall have the meaning as defined in the introductory paragraph of this Agreement.

“Subsidiary” or “Subsidiaries” shall mean any “subsidiary” (as defined in Rule 405) or every “subsidiary” (as defined in Rule 405), as applicable, of the Company.

All references in this Agreement to the Registration Statement, any Rule 462(b) Registration Statement the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with the offering of the Securities outside of the United States.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement by and among the Dealer Managers, the Company and the Manager in accordance with its terms.

Very truly yours,

LUMENT FINANCE TRUST, INC.

By:	/s/ Michael P. Larsen
Name: Michael P. Larsen
Title: President

OREC INVESTMENT MANAGEMENT, LLC

By:	/s/ Michael P. Larsen
Name: Michael P. Larsen
Title: Chief Operating Officer

CONFIRMED AND ACCEPTED, as of the date first above written:

WELLS FARGO SECURITIES, LLC

By:	/s/ A Wedderburn Maxwell
Name: A WEDDERBURN MAXWELL
Title: MANAGING DIRECTOR

JMP SECURITIES LLC

By:	/s/ Tosh Chandra
Name: Tosh Chandra
Title: Managing Director

[Signature Page to Dealer Manager Agreement]

EXHIBIT A

LIST OF DIRECTORS AND SECTION 16 OFFICERS

Name	Position
James P. Flynn	Chairman of the Board and Chief Executive Officer
Neil A. Cummins	Director
James C. Hunt	Director
William A. Houlihan	Director
Walter C. Keenan	Director
James A. Briggs	Chief Financial Officer
Michael P. Larsen	President

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EXHIBIT B

FORM OF LOCK-UP AGREEMENT

Lument Finance Trust, Inc.
Rights Offering

Dated as of __________, 2022

Wells Fargo Securities, LLC
500 West 33rd Street
New York, New York 10001

JMP Securities LLC

600 Montgomery Street, Suite 1100

San Francisco, California 94111

This agreement is being delivered to you in connection with the proposed Dealer Manager Agreement (the “Dealer Manager Agreement” or “Agreement”) by and among Lument Finance Trust, Inc., a Maryland corporation (the “Company”), OREC Investment Management, LLC, a Delaware limited liability company (the “Manager”), and Wells Fargo Securities, LLC and JMP Securities LLC (each, a “Dealer Manager” and collectively, the “Dealer Managers”), relating to a proposed offering of transferable rights (the “Rights” and such offering, the “Rights Offering”) to subscribe for up to 37,421,825 shares of common stock (the “Common Stock”) of the Company issuable upon the exercise of such Rights.

In order to induce you to enter into the Dealer Manager Agreement, and in light of the benefits that the Rights Offering will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Dealer Managers that, during the period beginning on and including the date of the Dealer Manager Agreement through and including the date that is the 60th day after the date of the Dealer Manager Agreement, the undersigned will not, without the prior written consent of Wells Fargo Securities, LLC directly or indirectly:

(i)               offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of the Company’s Common Stock or Preferred Stock or other capital stock (collectively, “Capital Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or

(ii)             enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for any Common Stock or other Capital Stock.

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this agreement during the period from and including the date of this agreement through and including the expiration of the 60-day restricted period, the undersigned will give prior notice thereof to the Company and will not consummate any such transaction or take any such action unless it has received written confirmation from the Company that such restricted period has expired.

Notwithstanding the provisions set forth in the second preceding paragraph, the undersigned may, without the prior written consent of Wells Fargo Securities, LLC, transfer any Common Stock or other Capital Stock or any securities convertible into or exchangeable or exercisable for Common Stock or other Capital Stock

B-1

(1)             if the undersigned is a natural person, as a bona fide gift or gifts, or by will or intestacy, or as may be required by court order or by action of law, to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, or as a bona fide gift or gifts to a charity or educational institution,

(2)             if the undersigned is a partnership or a limited liability company, to a partner or member, as the case may be, of such partnership or limited liability company if, in any such case, such transfer is not for value, and

(3)             if the undersigned is a trust, to a beneficiary of such trust if such transfer is not for value, provided, however, that in the case of any transfer described in clause (1) or (2) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to the Dealer Managers, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to the Dealer Managers, and (B) such transfer is not reported or required to be reported in any public report or filing with the Securities and Exchange Commission or otherwise, and the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfer during such 60-day restricted period. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

The undersigned further agrees that (i) it will not, during such 60-day restricted period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the 1933 Act, of any Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock, and (ii) the Company may, with respect to any Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during such 60-day restricted period (as the same may be extended as described above).

Notwithstanding anything herein to the contrary, this letter agreement shall not prohibit (i) the disposition of Common Stock by the undersigned to the Company or the Manager upon the vesting of restricted shares of Common Stock in order to satisfy withholding and other income tax related obligations of the undersigned [Include for officers only] and (ii) the distribution of the Rights and the issuance and sale of the Shares to the undersigned pursuant to the Dealer Manager Agreement. In addition, the undersigned hereby waives any and all notice requirements and rights with respect to the registration of any securities pursuant to any agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit and any tag-along rights, co-sale rights or other rights to have any securities (debt or equity) included in or sold in connection with the Rights Offering.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not the Rights Offering actually occurs depends on a number of factors, including market conditions.

[Signature Page Immediately Follows]

B-2

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

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